Exhibit 99.1

NEWS For Immediate Release

Editorial Contact: Daphne Kent

614-726-4787

daphne.kent@quest.com

Investor Contacts: Thomas Patterson

949-754-8336

thomas.patterson@quest.com

Stephen Wideman

949-754-8142

stephen.wideman@quest.com

QUEST SOFTWARE REPORTS FIRST QUARTER 2011 RESULTS

First Quarter Revenues of $188.2 Million

Cash Flow from Operations of $71.3 Million

3.4 Million Shares Acquired Through Stock Repurchases During the Quarter

ALISO VIEJO, Calif., May 3, 2011 – Quest Software, Inc. (Nasdaq: QSFT) today reported financial results for the quarter ended March 31, 2011. Total revenues were $188.2 million, a 9.9% increase compared to the prior year’s first quarter revenues of $171.2 million. Operating margins were 2.9% and 13.9% for the three months ended March 31, 2011 and 2010, respectively. On a non-GAAP basis, operating margin was 12.7% for the three months ended March 31, 2011.

“We have strong aspirations for 2011 and the next few years, and are making key investments to attain our targets,” said Doug Garn, President and CEO of Quest Software. “The first quarter saw us make substantive progress with the opening of our Business Operations and Advanced Technology Center in Cork, Ireland, the completion of the BakBone acquisition, and the continuation of our internal infrastructure and systems transformation, which is focused on incorporating key sales-enablement applications to support sales and the back-office. With the recent introduction of our six solution areas and strong partnerships on a global basis, we remain committed to our on-going strategy of optimizing efficiency and productivity for our customers.”

Quest Software Reports First Quarter 2011 Results – page 2 of 11

GAAP Results

Quest Software’s net income for the first quarter of 2011 was $3.6 million, or $0.04 per fully diluted share. This compares to net income of $15.6 million, or $0.17 per share on a fully diluted basis, for the first quarter of 2010. Operating margin was 2.9% in the first quarter of 2011 compared to 13.9% in the comparable period of 2010, resulting in operating income of $5.4 million, which compares to $23.8 million for the corresponding period in 2010.

Non-GAAP Results

On a non-GAAP basis, net income for the first quarter of 2011 was $19.0 million, or $0.20 per fully diluted share. This compares to non-GAAP net income of $24.3 million, or $0.26 per share on a fully diluted basis, for the first quarter of 2010. The non-GAAP operating margin was 12.7% in the first quarter of 2011, resulting in non-GAAP operating income of $23.9 million, compared to non-GAAP operating margin and operating income of 21.2% and $36.3 million, respectively, for the corresponding period in 2010.

Non-GAAP results exclude the after-tax effects of amortization of intangible assets acquired with business combinations, stock-based compensation expenses, acquisition related costs, retention bonus and severance costs related to the establishment of our shared services center in Cork, Ireland, and patent infringement litigation costs. A reconciliation of GAAP to non-GAAP financial results is included with this press release.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Quest Software Reports First Quarter 2011 Results – page 3 of 11

First Quarter 2011 Conference Call Information

Quest Software will host a conference call today, Tuesday, May 3, 2011, at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous webcast of the conference call will be available on Quest Software’s website in the Investor Relations section at www.quest.com/company/investor-relations.aspx . A webcast replay will be available on the same website through May 3, 2012. An audio replay of the conference call will also be available through May 8, 2011, by dialing (888) 203-1112 (from the U.S. or Canada) or 719-457-0820 (outside the U.S. and Canada), using confirmation code: 2293168.

About Quest Software, Inc.

Quest Software (Nasdaq: QSFT) simplifies and reduces the cost of managing IT for more than 100,000 customers worldwide. Our innovative solutions make solving the toughest IT management problems easier, enabling customers to save time and money across physical, virtual and cloud environments. For more information about Quest solutions for application management, database management, Windows management, virtualization management, and IT management, go to www.quest.com.

# # #

Quest and Quest Software are registered trademarks of Quest Software, Inc. The Quest Software logo and all other Quest Software product or service names and slogans are registered trademarks or trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Forward-Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements, including statements relating to expectations of future revenue and operating margin performance and other operating prospects. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: the impact of adverse changes in general economic conditions on Quest Software’s relationships with customers, strategic partners and vendors; reductions or delays in information technology spending; variations in demand or the size and timing of customer orders; competitive conditions in Quest Software’s various product areas; rapid technological change; risks associated with the development and market acceptance of new products and product strategies; disruptions caused by acquisitions of companies and/or technologies; fluctuating currency exchange rates and risks associated with international operations; the need to attract and retain qualified employees; risks associated with Quest Software’s ongoing patent litigation; and other risks inherent in software businesses. For a discussion of these and other related risks, please refer to Quest Software’s recent SEC filings, including the Annual Report on Form 10-K for the year ended Dec. 31, 2010, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Quest Software undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Quest Software Reports First Quarter 2011 Results – page 4 of 11

Social Networks:

Twitter

Facebook

LinkedIn

YouTube

Web Links Referenced in this Release:

Quest Software, Inc.: www.quest.com

Application Management: http://www.quest.com/application-monitoring/

Database Management: http://www.quest.com/database-management/

Windows Management: http://www.quest.com/windows-management/

Virtualization Management: http://www.quest.com/virtualization/

IT management: http://www.quest.com/

Twitter: http://twitter.com/#!/Quest

Facebook: http://www.facebook.com/#!/pages/Quest-Software/65026711832

LinkedIn: http://www.linkedin.com/companies/quest-software

YouTube: http://www.youtube.com/user/questsoftware

Quest Software Reports First Quarter 2011 Results – page 5 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED INCOME STATEMENTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31
	2011	2010
Revenues:
Licenses	$66,735	$64,981
Services	121,422	106,190

Total revenues	188,157	171,171
Cost of revenues:
Licenses	1,784	1,821
Services	20,965	14,724
Amortization of purchased technology	4,650	4,493

Total cost of revenues	27,399	21,038

Gross profit	160,758	150,133
Operating expenses:
Sales and marketing	81,729	68,340
Research and development	41,723	35,472
General and administrative	28,193	19,337
Amortization of other purchased intangible assets	3,747	3,177

Total operating expenses	155,392	126,326

Income from operations	5,366	23,807
Other income (expense), net	1,269	(3,605)

Income before income tax provision	6,635	20,202
Income tax provision	3,006	4,589

Net income	$3,629	$15,613

Net income per share:
Basic	$0.04	$0.17

Diluted	$0.04	$0.17

Weighted average shares:
Basic	92,303	89,665
Diluted	95,112	92,252

Quest Software Reports First Quarter 2011 Results – page 6 of 11

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call and webcast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization of intangible assets acquired with business combinations, stock-based compensation expenses, acquisition related costs, retention bonus and severance costs related to the establishment of our shared services center in Cork, Ireland, and patent infringement litigation costs. The Company’s basis for these adjustments is described below.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Management excludes the expenses described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of intangible asset amortization that are related to business combinations and acquisition related costs, provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, is useful to help investors and financial analysts understand the Company’s operating results and underlying operational trends.

•

Amortization costs are fixed at the time of an acquisition, then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Quest Software Reports First Quarter 2011 Results – page 7 of 11

•

Although stock-based compensation is an important aspect of the compensation of the Company’s employees and executives, stock-based compensation expense and its related tax impact are excluded as such charges are generally fixed at the time of grant and amortized over a period of several years and cannot be changed or influenced by management after the grant.

•	Stock-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•

Litigation expenses arising from our ongoing patent litigation were non-recurring. The Company believes they are not indicative of future operating results and that investors benefit from an understanding of Quest Software’s operating results without giving effect to them.

•	Retention bonus and severance costs related to the establishment of our shared services center in Cork, Ireland are excluded because these expenses are non-recurring.

•	The estimated income tax effects on the above items adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on non-GAAP operating income.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity. Furthermore, the Company in the future may exclude amortization related to new business combinations from financial measures that it releases, and the Company expects to continue to incur stock-based compensation expenses.

Quest Software Reports First Quarter 2011 Results – page 8 of 11

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31
	2011	2010
GAAP total cost of revenues	$27,399	$21,038
Amortization of purchased technology	(4,650)	(4,493)
Stock-based compensation expense	(316)	(182)

Non-GAAP total cost of revenues	$22,433	$16,363

GAAP gross profit	$160,758	$150,133
Amortization of purchased technology	4,650	4,493
Stock-based compensation expense	316	182

Non-GAAP gross profit	$165,724	$154,808

GAAP income from operations	$5,366	$23,807
Amortization of purchased technology	4,650	4,493
Amortization of other purchased intangible assets	3,747	3,177
Stock-based compensation expense	7,413	4,653
Professional fees relating to our previous restatement	—	146
Patent infringement litigation costs	369	—
Acquisition related costs	807	7
Retention bonus and severance costs	1,576	—

Non-GAAP income from operations	$23,928	$36,283

GAAP net income	$3,629	$15,613
Amortization of purchased technology	4,650	4,493
Amortization of other purchased intangible assets	3,747	3,177
Stock-based compensation expense	7,413	4,653
Professional fees relating to our previous restatement	—	146
Patent infringement litigation costs	369	—
Acquisition related costs	807	7
Retention bonus and severance costs	1,576	—
Tax effect of these adjustments	(3,237)	(3,839)

Non-GAAP net income	$18,954	$24,250

GAAP net income per basic share	$0.04	$0.17
Amortization of purchased technology	0.05	0.05
Amortization of other purchased intangible assets	0.04	0.04
Stock-based compensation expense	0.08	0.05
Professional fees relating to our previous restatement	—	0.00
Patent infringement litigation costs	0.01	—
Acquisition related costs	0.01	—
Retention bonus and severance costs	0.02	—
Tax effect of these adjustments	(0.04)	(0.04)

Non-GAAP net income per basic share	$0.21	$0.27

Shares used in basic per share amounts	92,303	89,665

GAAP net income per fully diluted share	$0.04	$0.17
Amortization of purchased technology	$0.05	0.05
Amortization of other purchased intangible assets	$0.04	0.03
Stock-based compensation expense	$0.08	0.05
Professional fees relating to our previous restatement	$—	0.00
Patent infringement litigation costs	$0.00	—
Acquisition related costs	$0.01	—
Retention bonus and severance costs	$0.02	—
Tax effect of these adjustments	$(0.04)	(0.04)

Non-GAAP net income per fully diluted share	$0.20	$0.26

Shares used in fully diluted per share amounts	95,112	92,252

Quest Software Reports First Quarter 2011 Results – page 9 of 11

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES (Continued)

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2011
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses

GAAP operating expenses	$81,729	$41,723	$28,193	$3,747	$155,392
Amortization - other purchased intangible assets	—	—	—	(3,747)	(3,747)
Stock-based compensation expense	(2,109)	(2,152)	(2,836)	—	(7,097)
Patent infringement litigation costs	—	—	(369)	—	(369)
Retention bonus and severance costs	(969)		(607)		(1,576)
Acquisition related costs	—		(807)	—	(807)

Non-GAAP operating expenses	$78,651	$39,571	$23,574	$—	$141,796

	Three Months Ended March 31, 2010
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses

GAAP operating expenses	$68,340	$35,472	$19,337	$3,177	$126,326
Amortization - other purchased intangible assets	—	—	—	(3,177)	(3,177)
Stock-based compensation expense	(1,113)	(1,418)	(1,940)	—	(4,471)
Professional fees related to our previous restatement	—	—	(146)	—	(146)
Acquisition related costs	—	—	(7)	—	(7)

Non-GAAP operating expenses	$67,227	$34,054	$17,244	$—	$118,525

Quest Software Reports First Quarter 2011 Results – page 10 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	March 31 2011	December 31 2010
ASSETS
Current assets:
Cash and cash equivalents	$285,415	$356,533
Short-term investments	71,799	90,284
Accounts receivable, net	131,118	179,621
Prepaid expenses and other current assets	55,042	48,312
Deferred income taxes	6,883	6,677

Total current assets	550,257	681,427
Property and equipment, net	72,884	70,854
Long-term investments	38,728	45,466
Intangible assets, net	100,429	62,785
Goodwill	735,378	706,224
Deferred income taxes	58,080	46,985
Other assets	45,128	21,843

Total assets	$1,600,884	$1,635,584

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$7,845	$5,512
Accrued compensation	49,702	55,185
Other accrued expenses	43,567	32,600
Loans payable	566	521
Deferred revenue	332,762	324,121

Total current liabilities	434,442	417,939

Long-term liabilities:
Deferred revenue	106,623	100,264
Income taxes payable	41,385	41,385
Loans payable	32,581	32,730
Other long-term liabilities	12,859	11,000

Total long-term liabilities	193,448	185,379

Total liabilities	627,890	603,318

Stockholders’ equity	972,994	1,032,266

Total liabilities and stockholders’ equity	$1,600,884	$1,635,584

Quest Software Reports First Quarter 2011 Results – page 11 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended March 31
	2011	2010
Cash flows from operating activities:
Net income	$3,629	$15,613
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,429	11,195
Compensation expense associated with stock-based payments	7,413	4,655
Deferred income taxes	(142)	(4,017)
Excess tax benefit related to stock-based compensation	(1,481)	(652)
Other non-cash adjustments, net	567	68
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	60,107	49,508
Prepaid expenses and other current assets	2,903	2,655
Other assets	1,628	1,622
Accounts payable	924	945
Accrued compensation	(10,856)	(10,082)
Other accrued expenses	1,804	(6,450)
Income taxes payable	(918)	10,650
Deferred revenue	(4,792)	(4,940)
Other liabilities	(1,888)	(703)

Net cash provided by operating activities	71,327	70,067

Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired	(70,724)	(981)
Purchases of property and equipment	(4,427)	(3,588)
Change in restricted cash	(11,331)	553
Purchases of cost method investments	(20,203)	—
Purchases of investment securities	(4,067)	(33,015)
Sales and maturities of investment securities	29,061	21,708
Notes receivable from a cost method investee	—	(2,000)
Change in notes receivable	(350)	—

Net cash used in investing activities	(82,041)	(17,323)

Cash flows from financing activities:
Repayment of loans payable	(103)	(2,635)
Repurchases of common stock	(84,359)	(32,083)
Repayment of capital lease obligations	(25)	(72)
Cash paid for line of credit fees	(500)	—
Proceeds from the exercise of stock options	20,248	8,984
Excess tax benefit related to stock-based compensation	1,481	652

Net cash used in financing activities	(63,258)	(25,154)

Effect of exchange rate changes on cash and cash equivalents	2,854	775

Net (decrease) increase in cash and cash equivalents	(71,118)	28,365
Cash and cash equivalents, beginning of period	356,533	292,940

Cash and cash equivalents, end of period	$285,415	$321,305